UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 DATE OF EARLIEST REPORTED EVENT - JULY 31, 2005

                        WIRELESS AGE COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)

            NEVADA                        001-31338            98-0336674
(State or other jurisdiction of          (Commission         (IRS Employer
        incorporation)                   File Number)    Identification Number)

                                765 15th Sideroad
                        King City, Ontario Canada L7B 1K5
                    (Address of principal executive offices)

                                 (905) 773-3529
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01: Completion of Acquisition or Disposition of Assets.

On August 3, 2005 Wireless Age Communications, Inc. (the "Company") announced that one of the Company's wholly owned subsidiaries, Marlon Distributors Ltd. ("Marlon"), has entered into an agreement to acquire Knowlton Pass Electronics Inc. ("Knowlton Pass"). It had previously been announced (on July 26, 2004) that the Company and Knowlton Pass had entered into an agreement (the "Knowlton Pass Agreement") to fund the development of the business plan of Knowlton Pass. The Knowlton Pass Agreement provided that Knowlton Pass would receive a loan from the Company. Under the terms of the Knowlton Pass Agreement, the Company agreed to allow Knowlton Pass to make draws of up to $80,000 (CAD$100,000). Pursuant to the Knowlton Pass Agreement, the Company also had an option (but not the obligation) (the "Option") to acquire all of the issued and outstanding common shares of Knowlton Pass, between September 1, 2004 and January 2, 2005 in exchange for 540,000 shares of the Company's common stock. Subsequently both parties agreed to extend the expiration date of the Option to July 31, 2005.

The Company has exercised the Option through its wholly-owned subsidiary, Marlon, to acquire all of the outstanding common shares of Knowlton Pass. A Stock Purchase Agreement (the "Stock Purchase Agreement") between the owners of the issued and outstanding shares of Knowlton Pass and Marlon was executed as of July 31, 2005. All of the issued and outstanding shares of Knowlton Pass and 540,000 shares of the Company's stock are now in escrow, pending the completion of certain closing conditions, including the receipt by the Company of the audited financial statements of Knowlton Pass, pursuant to an Escrow Agreement between Marlon and the owners of Knowlton Pass. In connection with the execution of the Stock Purchase Agreement, a Management Services Agreement has been entered into, pursuant to which 2078198 Ontario Limited will provide management services to Knowlton Pass.

Item 9.01: Financial Statements and Exhibits.

Exhibit 99.1: Stock Purchase Agreement.

Exhibit 99.2: Escrow Agreement.

Exhibit 99.3: Management Services Agreement.

Exhibit 99.4: Press Release dated August 3, 2005.


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

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Wireless Age Communications, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        WIRELESS AGE COMMUNICATIONS, INC.

Dated:  August 4, 2005

                                              By: /s/ Gary Hokkanen
                                                  ------------------------------
                                                  Name:  Gary Hokkanen
                                                  Title: Chief Financial Officer


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